UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2017

Fuse Enterprises Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-202948	47-1017473
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 E. Huntington Dr., Suite 105 Arcadia, CA 91006
(Address of principal executive offices)

(626) 353-9991
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 20, 2017, the Board of Directors of Fuse Enterprises Inc. (the “Company”) approved and ratified the dismissal of KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2017, effective as of February 13, 2017.

KLJ’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2016 and 2015, and in the subsequent interim period through February 13, 2017, there were (i) no disagreements between the Company and KLJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused KLJ to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KLJ with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KLJ furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KLJ’s letter dated April 20, 2017, is attached as Exhibit 16.1 hereto.

On April 20, 2017, the Company’s Board of Directors approved and ratified the engagement of MJF & Associates, APC (“MJF”), as the Company’s independent registered public accounting firm, effective as of February 13, 2017.  The Board of Directors also approved MJF to act as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017.

In deciding to approve and ratify the engagement of MJF, the Board of Directors reviewed auditor independence and existing commercial relationships with MJF, and concluded that MJF has no commercial relationship with the Company that would impair its independence. During the fiscal years ended September 30, 2016 and 2015, respectively, and in the subsequent interim period through February 13, 2017, neither the Company nor anyone acting on its behalf has consulted with MJF on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
16.1	Letter from KLJ & Associates, LLP to the SEC, dated April 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuse Enterprises Inc.

Date: April 20, 2017	By:	/s/ Choon Kang Roy Tan
Choon Kang Roy Tan
Chief Financial Officer